PROSPECTUS
----------

                           THE    75 Maiden Lane
                         ALGER    New York, New York 10038
                          FUND    (800)992-FUND (992-3863)

The Alger Fund offers interests in six Portfolios. Each Portfolio has distinct investment objectives and policies which are discussed starting on page 4. The six Portfolios are:

                         o Alger  Money  Market  Portfolio
                         o Alger Small  Capitalization  Portfolio
                         o Alger MidCap  Growth  Portfolio
                         o Alger Growth Portfolio
                         o Alger Balanced  Portfolio
                         o Alger Capital Appreciation Portfolio (formerly
                           Alger Leveraged AllCap Portfolio)

    This Prospectus, which should be retained for future reference, contains important information that you should know before investing. A Statement of
Additional Information dated April 18, 1995 containing further information about The Alger Fund has been filed with the Securities and Exchange Commission and is incorporated by reference into this Prospectus. It is available at no charge by contacting The Alger Fund at the address or phone number above.


                                TABLE OF CONTENTS

                                                 Page
                                                -----
Portfolio Expenses.............................    ii
Financial Highlights...........................    iv
How to Buy Shares..............................     1
Special Investor Services......................     2
How to Sell Shares.............................     2
How to Exchange Shares.........................     3
Investment Objectives and Policies.............     4
Investment Practices...........................     6
Management of the Fund.........................     8
Net Asset Value................................    10
Contingent Deferred Sales Charge...............    10
Dividends and Taxes............................    11
Performance....................................    12

       SHARES OF THE ALGER MONEY MARKET PORTFOLIO ARE NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT AND THERE IS NO ASSURANCE THAT THE ALGER MONEY MARKET PORTFOLIO WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER
 SHARE. SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY ANY BANK, AND THE SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY.
--------------------------------------------------------------------------------
THESE  SECURITIES  HAVE  NOT  BEEN  APPROVED  OR  DISAPPROVED  BY THE SECURITIES
   AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECUR- ITIES COMMISSION PASSED
  UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE
                         CONTRARY IS A CRIMINAL OFFENSE

                                 APRIL 18, 1995

                       AS SUPPLEMENTED SEPTEMBER 18, 1995

-------------------------------------------------------------------------------------------------------------------
Portfolio Expenses

   The Table below is designed to assist you in understanding the direct and indirect costs and expenses that you will bear as a shareholder. The Example on the next page shows the amount of expenses you would pay on a $1,000 investment in the Portfolios. These amounts assume the reinvestment of all dividends and distributions, payment of any applicable contingent deferred sales charge and payment by the Portfolios of operating expenses as shown in the Table under Annual Fund Operating Expenses. The Example is an illustration only and actual expenses may be greater or less than those shown.

                                                       ALGER                        ALGER     SMALL       ALGER
                                                       MONEY     ALGER     ALGER    MIDCAP  CAPITALIZA-  CAPITAL
                                                      MARKET   BALANCED   GROWTH    GROWTH     TION    APPRECIATION
                                                     PORTFOLIO PORTFOLIO PORTFOLIO PORTFOLIO PORTFOLIO   PORTFOLIO*
                                                     --------  --------  --------- --------- --------- ------------
SHAREHOLDER TRANSACTION EXPENSES
Maximum Sales Load Imposed
  on Purchases...................................      None       None     None      None       None       None

Maximum Sales Load Imposed on
  Reinvested Dividends...........................      None       None     None      None       None       None

Maximum Contingent Deferred
  Sales Charge (as a percentage of
  redemption proceeds)(a)........................      None       5.00%    5.00%     5.00%     5.00%      5.00%

Redemption Fees..................................      None       None     None      None       None       None

ANNUAL FUND OPERATING EXPENSES
  (AS A PERCENTAGE OF AVERAGE NET ASSETS)

Management Fees (after expense
  reimbursements)(b).............................         0%       .75%     .75%      .80%      .85%      .85%

12b-1 Fees(c)....................................         0        .75      .75       .75       .75       .75

Other Expenses (after expense
  reimbursements)(b)(d)(e).......................       .27       1.68      .70      1.65       .58      3.93
                                                        ---      -----     ----      ----      ----  --------
Total Fund Expenses (b) (c) (d) (e)..............       .27%      3.18%    2.20%     3.20%     2.18%     5.53%
                                                        ===      =====     ====      ====      ====      ====


(a)  The amount of  the  contingent  deferred  sales charge will depend  on  the number of years since the shareholder  made the purchase
     payment.  See "Contingent Deferred Sales Charge."
(b)  The investment manager is currently  voluntarily waiving its management fee with respect to the Alger Money Market Portfolio.  Absent this waiver,  the amount of Management  Fees and Total Fund Expenses  would be .50% and .77%, respectively, for the Alger Money Market Portfolio.
(c)  The Fund  reimburses  Alger Inc. for the expenses it incurs in distributing shares of each portfolio other than the Alger Money Market Portfolio at the maximum  annual rate of .75% of the  Portfolio's  average daily net assets.
     Such  reimbursement  includes  interest on the  unreimbursed  carryforward.
     Long-term  shareholders  paying  12b-1 fees  pursuant to the Fund's plan of distribution  may pay more  than the  economic  equivalent  of the  maximum front-end sales charges permitted by the rules of the National  Association of Securities Dealers, Inc.
(d)  Absent  reimbursements,  the  amounts  of Other  Expenses  and  Total  Fund
     Expenses  would be 1.72% and  3.27%,  respectively,  for the  Alger  MidCap
     Growth Portfolio.
(e)  Absent  reimbursements,  the  amounts  of Other  Expenses  and  Total  Fund
     Expenses  would be 4.78%  and  6.38%  for the  Alger  Capital  Appreciation
     Portfolio.  Included in Other  Expenses of the Alger  Capital  Appreciation
     Portfolio is 1.40% of interest expense.
 *   Prior to March 27, 1994, the Alger Capital Appreciation Portfolio was known as the Alger Leveraged AllCap Portfolio.
----------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------
PORTFOLIO EXPENSES (CONTINUED)
                                                                                              ALGER
                                                      ALGER                         ALGER     SMALL      ALGER
                                                      MONEY     ALGER     ALGER    MIDCAP  CAPITALIZA-  CAPITAL
                                                     MARKET   BALANCED   GROWTH    GROWTH     TION   APPRECIATION
                                                    PORTFOLIO PORTFOLIO PORTFOLIO PORTFOLIO PORTFOLIO  PORTFOLIO
                                                    --------  --------  --------- --------  --------  -----------
EXAMPLE
You would pay the  following  expenses on a
  $1,000  investment,  assuming (1) 5% annual
  return and (2) redemption at the end of each
  time period:
One Year ........................................    $ 3       $ 82      $ 72       $ 82      $ 72       $105
Three Years......................................      9        128        99        129        98        195
Five Years.......................................     15        186       138        187       137        293
Ten Years........................................     34        348       253        350       251        539

You would  pay the  following  expenses  on the
  same  investment,  assuming  no redemption:
One Year.........................................    $ 3       $ 32      $ 22       $ 32      $ 22       $ 55
Three Years......................................      9         98        69         99        68        165
Five Years.......................................     15        166       118        167       117        273
Ten Years........................................     34        348       253        350       251        539

                              FINANCIAL HIGHLIGHTS

The Financial Highlights for the years ended October 31, 1990 through 1994 have been audited by Arthur Andersen LLP, the Fund's independent public accountants, as indicated in their report dated December 9, 1994 on the Fund's financial statements as of October 31, 1994 which are included in the Fund's Statement of Additional Information. The Financial Highlights should be read in conjunction with the Fund's financial statements and related notes. The Financial Highlights, with the exception of the total return information, for the two years ended October 31, 1989 and the period from November 11, 1986 (commencement of operations) to October 31, 1987 have been audited by other independent accountants, who have expressed an unqualified opinion thereon. The Statement of Additional Information may be obtained from the Fund without charge.

THE ALGER FUND
MONEY MARKET PORTFOLIO
Financial Highlights

FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

                                                                      YEAR ENDED OCTOBER 31,
                                         -------------------------------------------------------------------------------------
                                            1994       1993       1992       1991      1990      1989       1988     1987*
                                            ----       ----       ----       ----      ----      ----       ----     ----
Net asset value, beginning of year.......  $1.0000    $1.0000    $1.0000    $1.0000   $1.0000   $1.0000   $1.0000   $1.0000
                                          --------   --------    -------    -------   -------   --------  --------  --------
Net investment income....................    .0374      .0304      .0424      .0671     .0844      .0927     .0732     .0541
Dividends from net investment income.....   (.0374)    (.0304)    (.0424)    (.0671)   (.0844)    (.0927)   (.0732)   (.0541)
                                           --------   --------    -------    -------   -------   --------  --------  --------
Net asset value, end of year.............   $1.0000    $1.0000   $1.0000    $1.0000   $1.0000    $1.0000   $1.0000   $1.0000
                                           ========   ========    =======    =======   =======   ========  ========  ========
Total Return   ......................        3.8%      3.1%        4.3%       6.9%      8.8%     9.7%(i)   7.6%(i)    5.6%(i)
                                           ========   ========    =======    =======   =======   ========  ========  ========
Ratios and Supplemental Data:
  Net assets, end of year (000's omitted)  $163,170   $126,567   $135,288   $160,898  $143,420   $69,581    $11,509    $4,247
                                           ========   ========   ========   ========  ========   =======   ========  ========
  Ratio of expenses to average net assets    .27%      .41%        .25%       .18%      .03%       --        --        .64%
                                           ========   ========    =======    =======   =======   ========  ========  ========
  Decrease reflected in above expense
    ratios due to expense reimbursements
    and management fee waivers...........     .50%       .50%      .60%       .63%      .84%       .93%      1.73%     1.88%
                                           ========   ========    =======    =======   =======   ========  ========
  Ratio of net investment income to
    average net assets...................    3.78%      3.04%     4.30%      6.76%     8.37%      9.45%      7.16%     5.82%
                                           ========   ========    =======    =======   =======   ========  ========

   *From November 11, 1986 (commencement of operations) through October 31, 1987.  Ratios have been annualized; total return has not been annualized.
 (i)Unaudited.

THE ALGER FUND
BALANCED PORTFOLIO
Financial Highlights

FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD


                                                                                         FROM JUNE 1, 1992
                                                               YEAR ENDED OCTOBER 31,      (COMMENCEMENT
                                                               ----------------------      OF OPERATIONS)
                                                                   1994       1993     TO OCTOBER 31, 1992(I)
                                                                 ---------  ---------   ---------------------
Net asset value, beginning of year.........................      $11.18    $  9.95             $10.00
                                                                 --------   --------           --------
Net investment income (loss)...............................        (.05)      (.01)              (.12)
Net realized and unrealized gain (loss)
  on investments...........................................        (.39)      1.24                .07
                                                                 --------   --------           --------
Total from investment operations...........................        (.44)      1.23               (.05)
Distributions from net realized gains......................        (.09)         --                 --
                                                                 --------   --------           --------
Net asset value, end of year...............................      $10.65     $11.18            $  9.95
                                                                 ========   ========           ========
Total Return (ii)..........................................       (4.0%)     12.4%              (0.5%)
                                                                 ========   ========           ========
Ratios and Supplemental Data:
  Net assets, end of year (000's omitted)..................      $ 3,073    $ 3,125           $  1,370
                                                                 ========   ========           ========
  Ratio of expenses to average net assets..................        3.18%      3.82%              5.62%
                                                                 ========   ========           ========
  Decrease reflected in above expense ratios due
    to expense reimbursements..............................           --       .75%               .75%
                                                                 ========   ========           ========
  Ratio of net investment income (loss) to average
    net assets.............................................        (.41%)     (.97%)            (3.07%)
                                                                 ========   ========           ========
  Portfolio Turnover Rate..................................       84.88%    115.17%             17.07%
                                                                 ========   ========           ========

 (i)Ratios have been annualized; total return has not been annualized.
(ii)Does not reflect contingent deferred sales charge.

THE ALGER FUND
GROWTH PORTFOLIO
FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

                                                                             YEAR ENDED OCTOBER 31,
                                           -------------------------------------------------------------------------------------
                                             1994         1993      1992         1991      1990      1989       1988     1987*
                                            -----         ----      ----         ----      -----      ----      -----     ----

Net asset value, beginning of year.......  $22.29         $17.28    $17.30       $12.74    $13.27    $10.45      $9.70    $10.00
                                           -------      --------  --------      -------   -------   -------   --------  --------
Net investment income (loss).............     (.21)(iii)    (.06)     (.18)(iii)   (.05)     (.07)     (.14)      (.11)     (.09)
Net realized and unrealized gains
  (loss) on investments..................     1.06          5.10      1.84         5.57      (.46)     2.96        .86      (.21)
                                           -------      --------  --------      -------   -------   -------   --------  --------
Total from investment operations.........      .85          5.04      1.66         5.52      (.53)     2.82        .75      (.30)
Distributions from net realized gains....    (2.22)         (.03)    (1.68)        (.96)      --        --         --        --
                                           -------      --------  --------      -------   -------   -------   --------  --------
Net asset value, end of year.............   $20.92        $22.29    $17.28       $17.30    $12.74    $13.27     $10.45     $9.70
                                           =======      ========  ========      =======   =======   =======   ========  ========
Total Return (ii)........................     4.1%         29.2%      9.7%        45.8%     (4.0%)    27.0%(i)    7.7%(i)  (3.0%)(i)
                                           =======      ========  ========      =======   =======   =======   ========  ========
Ratios and Supplemental Data:
  Net assets, end of year (000's omitted)  $76,390      $37,988    $19,379      $10,213    $5,667   $5,463     $5,294     $5,305
                                          ========     ========    =======      =======   =======   =======   ========  ========
  Ratio of expenses to average net assets   2.20%        2.20%      2.32%        2.70%      3.09%     3.32%     3.01%      3.00%
                                          ========     ========    =======      =======   =======   =======   ========  ========
  Decrease reflected in above expense
    ratios due to expense
    reimbursements.......................     --          --          --          --        --        --         .43%      .83%
                                          ========     ========    ========     =======   =======   =======   ========  ========
  Ratio of net investment income (loss)
    to average net assets................   (1.01%)     (1.16%)    (1.07%)       (1.06%)    (.68%)   (.70%)     (.99%)   (1.08%)
                                          ========     ========    ========     =======   =======   =======   ========  ========
  Portfolio Turnover Rate................  103.86%      108.54%     69.28%       76.06%    86.06%   106.73%    151.30%   135.50%
                                          ========     ========    ========     =======   =======   =======   ========  ========

   *From November 11, 1986 (commencement of operations) through October 31, 1987.  Ratios have been annualized; total return has not been annualized.
  (i)Unaudited.
 (ii)Does not reflect contingent deferred sales charge.
(iii)Amount was computed based on average shares outstanding during the period.

THE ALGER FUND
MIDCAP GROWTH PORTFOLIO
FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

                                                                                          MAY 24, 1993
                                                                                          (COMMENCEMENT
                                                                      YEAR ENDED         OF OPERATIONS)
                                                                   OCTOBER 31, 1994  TO OCTOBER 31, 1993(I)
                                                                   ----------------   --------------------
Net asset value, beginning of period.............................       $12.48               $10.00
                                                                        --------             --------
Net investment (loss)............................................         (.11)                (.09)
Net realized and unrealized gain on investments..................          .68                 2.57
                                                                        --------             --------
  Total from investment operations...............................          .57                 2.48
Distribution from net realized gains.............................         (.28)                 --
                                                                        --------             --------
Net asset value, end of period...................................       $12.77               $12.48
                                                                        ========             ========
Total Return (ii)................................................         4.7%                24.8%
                                                                        ========             ========
Ratios and Supplemental Data:
  Net assets, end of period (000's omitted)......................       $ 18,516             $  3,836
                                                                        ========             ========
  Ratio of expenses to average net assets........................         3.20%                3.73%
                                                                        ========             ========
  Decrease reflected in above expense ratio due to expense
    reimbursements...............................................          .07%                0.80%
                                                                        ========             ========
  Ratio of net investment income (loss) to average net assets....        (2.32%)              (2.86%)
                                                                        ========             ========
  Portfolio Turnover Rate........................................        127.40%               57.64%
                                                                        ========             ========

 (i)Ratios have been annualized; total return has not been annualized.
(ii)Does not reflect contingent deferred sales charge.

THE ALGER FUND
SMALL CAPITALIZATION PORTFOLIO
FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

                                                                            YEAR ENDED OCTOBER 31,
                                             --------------------------------------------------------------------------------------
                                                1994       1993      1992         1991       1990         1989      1988     1987*
                                                -----     -----      ----         ----       ----        ----      ----     -----


Net asset value, beginning of year .......     $25.95     $20.63     $20.91       $13.00     $17.73      $10.74     $9.00    $10.00
                                             --------   --------   --------      -------   --------      ------    ------   -------
Net investment income (loss) .............       (.26)      (.24)      (.33)(iii)   (.09)      (.18)(iii)  (.01)     (.21)     (.18)
Net realized and unrealized gains (loss)
  on investments .........................       (.07)      5.56       1.12         8.27       (.76)       7.00      1.95      (.82)
                                             --------   --------   --------      -------   --------     -------    ------   -------
Total from investment operations .........       (.33)      5.32        .79         8.18       (.94)       6.99      1.74     (1.00)
Distributions from net realized gains ....      (2.76)       --       (1.07)        (.27)     (3.79)        --        --       --
                                             --------   --------   --------      --------  --------     -------   -------   -------
Net asset value, end of year .............     $22.86     $25.95     $20.63        $20.91    $13.00      $17.73    $10.74     $9.00
                                             ========   ========   ========      ========  ========     =======   =======   =======
Total Return (ii) ........................      (1.1%)     25.8%       3.4%          63.7%    (7.1%)      65.1%(i)  19.3%(i)
                                             ========   ========   ========      ========  ========     =======   =======   =======
Ratios and Supplemental Data:
  Net assets, end of year (000's omitted)    $294,890   $300,108   $182,432       $61,273   $23,628     $11,990    $3,709    $3,190
                                             ========   ========   ========      ========  ========     =======   =======   =======
  Ratio of expenses to average net assets       2.18%      2.13%      2.17%         2.23%     2.66%      3.25%     3.01%     3.00%
                                             ========   ========   ========      ========  ========     =======   =======   =======
  Decrease reflected in above expense
  ratios due to expense reimbursements ...       --         --         --            --       --          --       1.33%     1.62%
                                             ========   ========   ========      ========  ========     =======   =======   =======
  Ratio of net investment income (loss) to
    average net assets ...................     (1.51%)    (1.52%)    (1.64%)       (1.37%)   (1.17%)     (1.92%)   (2.07%)  (2.02%)
                                             ========   ========   ========      ========  ========     =======   =======  ========
  Portfolio Turnover Rate ................    131.86%    148.49%    121.00%       171.04%   252.66%     441.42%   228.32%   267.55%
                                             ========   ========   ========      ========  ========     =======   =======  ========

   *From November 11, 1986 (commencement of operations) through October 31, 1987.  Ratios have been annualized; total return has not been annualized.
  (i)Unaudited.
 (ii)Does not reflect contingent deferred sales charge.
(iii)Amount was computed based on average shares outstanding during the period.

THE ALGER FUND
ALGER CAPITAL APPRECIATION PORTFOLIO (formerly Alger Leveraged AllCap Portfolio) FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD
                                                                YEAR ENDED
                                                             OCTOBER 31, 1994
                                                             ----------------

Net asset value, beginning of year ...........................   $  10.00
                                                                 --------
Net investment (loss) ........................................      (0.47)
Net realized and unrealized gain on investments ..............       1.58
                                                                 --------
  Total from investment operations ...........................       1.11
                                                                 --------
Net asset value, end of year .................................   $  11.11
                                                                 ========
Total Return (i) .............................................      11.1%
                                                                 ========
Ratios and Supplemental Data:
  Net assets, end of year (000's omitted) ....................   $  2,369
                                                                 ========
  Ratio of expenses excluding interest to average net assets .      4.13%
                                                                 ========
  Ratio of expenses including interest to average net assets .      5.53%
                                                                 ========
  Decrease reflected in above expense ratios due to expense
      reimbursements .........................................      0.85%
                                                                 ========
  Ratio of net investment income (loss) to average net assets      (5.12%)
                                                                 ========
  Portfolio Turnover Rate ....................................     231.99%
                                                                 ========
  Debt outstanding at end of year ............................   $651,000
                                                                 ========
  Average amount of debt outstanding during the year .........   $406,864
                                                                 ========
  Average daily number of shares outstanding during the year .    191,676
                                                                 ========
  Average amount of debt per share during the year ...........   $   2.12
                                                                 ========

 (i)Does not reflect contingent deferred sales charge.

                                HOW TO BUY SHARES

IN GENERAL

   You can buy shares of The Alger Fund (the "Fund") in any of the following ways: through the Fund's transfer agent; through a broker, dealer or financial institution who has a sales agreement with Fred Alger & Company, Incorporated ("Alger Inc."), the Fund's distributor; or automatically from your bank account through an Automatic Investment Plan. THERE IS NO MINIMUM INVESTMENT REQUIREMENT except for purchases through the TELEPURCHASE Privilege. The Fund or the transfer agent may reject any purchase order.

PURCHASES THROUGH THE TRANSFER AGENT

   You can buy shares through Alger Shareholder Services, Inc., the Fund's transfer agent, by filling out the New Account Application and returning it with a check drawn on a U.S. bank to Alger Shareholder Services, Inc. at 30 Montgomery Street, Box 2001, Jersey City, NJ 07302. You can also purchase shares by wire transfer according to the instructions below.

   Purchases for the Alger Money Market Portfolio will be processed at the net asset value calculated after your order is received and accepted. If your purchase is made by wire and is received by 12:00 noon Eastern time, your account will be credited and begin earning dividends on the day of receipt. If your wire purchase is received after 12:00 noon Eastern time, it will be credited and begin earning dividends the next business day. Exchanges are credited the day the request is received by mail or telephone, and begin earning dividends the next business day. If your purchase is made by check, and received by the close of business of the New York Stock Exchange (normally 4:00 p.m. Eastern time), it will be credited and begin earning dividends the next business day. You will be charged $10.00 for any check returned by your bank.

   Purchases for the other Portfolios will be processed at the next net asset value calculated for each Portfolio after your order is received and accepted. If your purchase is made by check, wire or exchange and is received by the close of business of the New York Stock Exchange (normally 4:00 p.m. Eastern time), your account will be credited on the day of receipt. If your purchase is received after such time, it will be credited the next business day. Third-party checks will not be honored except in the case of employer sponsored retirement plans.

WIRE TRANSFERS

   Investors establishing new accounts by wire transfer should forward their completed New Account Applications to the Transfer Agent, stating that the account was established by wire transfer and the date and amount of the transfer. Further information regarding wire transfers is available by calling
(800) 992-3863.

   The following information should be included in wire transfers to Fund accounts:

   1. Nat West NJ/CUST/021200339
   2. For Account 011313045 A/C Alger/NAME OF PORTFOLIO
   3. Security Code (see below)--Account Number (if new account indicate such)
   4. Name of Account
   5. Social Security or Taxpayer Indentification Number

   SECURITY CODES:
   07--Alger Money Market Portfolio
   11--Alger Small Capitalization Portfolio
   12--Alger Growth Portfolio
   14--Alger Balanced Portfolio
   15--Alger MidCap Growth Portfolio
   16--Alger Capital Appreciation Portfolio

   EXAMPLE:
                           Nat West NJ/CUST/021200339
                            For Account 011313045 A/C
                          Alger/Money Market Portfolio
                         07-123456789 or 07-New Account
                                 John & Jane Doe
                                   123-45-6789

PURCHASES THROUGH BROKERS

     You can buy shares of the Portfolios through brokers who have signed sales agreements with Alger Inc. These brokers may purchase shares of the Portfolios on a five day settlement basis (three day settlement beginning in June 1995) through the National Securities Clearing Corporation Fund/SERV system.

PURCHASES THROUGH PROCESSING ORGANIZATIONS

   You can buy shares through a "Processing Organization", which is a broker-dealer, bank or other financial institution that purchases shares for its customers. Processing Organizations may impose charges and restrictions in addition to or different from those applicable if you invest with the Fund directly. Therefore, you should read the materials provided by the Processing Organization in conjunction with this Prospectus. Certain Processing Organizations may receive compensation from the Fund, Alger Inc., or any of its affiliates.


                            SPECIAL INVESTOR SERVICES

TELEPURCHASE PRIVILEGE

   You can purchase Fund shares by telephone (minimum $500, maximum $50,000) by filling out the appropriate section of the New Account Application or sending an Additional Services Form to the transfer agent. Your funds will be transferred from your designated bank account to your Fund account normally within two business days. To use this service, your bank must be a member of the Automated Clearing House.

AUTOMATIC INVESTMENT PLAN

     The Fund offers an Automatic Investment Plan which permits you to make regular transfers to your Fund account from your bank account on the last business day of every month. Your bank must be a member of the Automated Clearing House.

AUTOMATIC EXCHANGE PLAN

   The Fund also offers an Automatic Exchange Plan which permits you to exchange a specified amount from your Alger Money Market Portfolio account into one or all of the other Portfolios on or about the fifteenth day of the month.
   For more information on any of the services discussed above, please call the Fund toll-free at (800) 992-3863.

RETIREMENT PLANS

   Shares of the Portfolios are available as an investment for your retirement plans, including IRAs, Keogh Plans, corporate pension and profit-sharing plans, Simplified Employee Pension IRAs, 401(k) Plans and 403(b) Plans. Please call the Fund at (800) 992-3863 to receive the appropriate documents which contain important information and applications.


                               HOW TO SELL SHARES

   You can sell (redeem) some or all of your shares on any business day. Your shares will be sold at the next net asset value calculated after your redemption request is received and accepted by the transfer agent and your payment will be made by check within seven days. A contingent deferred sales charge may be charged on certain redemptions. See "Contingent Deferred Sales Charge" for details. Redemptions may be suspended and payments delayed under certain emergency circumstances as determined by the Securities and Exchange Commission. The Fund's transfer agent will reject any redemption request made within 15 days after receipt of the purchase check order against which such redemption is requested. You can sell your shares in any of the following ways: by mail, by telephone, by check or through your broker.

SELLING SHARES BY MAIL

   You should send a letter of instruction to the transfer agent that includes your name, account number, Portfolio name, the number of shares or dollar amount and where you want the money to be sent. The letter must be signed by all authorized signers and, if the redemption is for more than $5,000 or if the proceeds are to be sent to an address other than the address of record, the signature must be guaranteed. The transfer agent will accept a signature guarantee by the following financial institutions: a U.S. bank, trust company, broker, dealer, municipal securities broker or dealer, government securities broker or dealer, credit union which is authorized to provide signature guarantees, national securities exchange, registered securities association or clearing agency.

SELLING SHARES BY TELEPHONE

   If you wish to use this service, you should mark the appropriate box on the New Account Application or send a written request with a guaranteed signature. To sell shares by telephone, please call (800) 992-3863. If your redemption request is received before 12:00 noon Eastern time for the Alger Money Market Portfolio, your redemption proceeds will be wired the same day. Redemption requests for Portfolios other than the Alger Money Market Portfolio and requests received after 12:00 noon for the Alger Money Market Portfolio will be paid on the next business day. If your proceeds are less than $2,500, they will be mailed to your address of record. If the proceeds are more than $2,500 they will be mailed to your address of record or wired to your designated bank account. This service is not available within 90 days of changing your address or bank account of record. Redemption requests made before 12:00 noon Eastern time for the Alger Money Market Portfolio will not receive a dividend for that day.

   The Fund, the transfer agent and their affiliates are not liable for acting in good faith on telephone instructions relating to your account, so long as they follow reasonable procedures to determine that the telephone instructions are genuine. Such procedures may include recording the telephone calls and requiring some form of personal identification. You should verify the accuracy of telephone transactions immediately upon receipt of your confirmation statement.

   You may use the TELEREDEMPTION Service to transfer funds (minimum $500, maximum $50,000) between your Fund account and your designated bank account. Your bank must be a member of the Automated Clearing House. Redemption proceeds will be transferred to your bank account, generally within two business days after your redemption request is received. Although the Fund is authorized to charge a fee of $17.00 for each wire redemption, it does not currently intend to do so. Shares held in any Alger retirement plan and shares issued in certificate form are not eligible for this service.

SELLING SHARES BY CHECK (ALGER MONEY
MARKET PORTFOLIO ONLY)

   You may redeem shares in your Alger Money Market Portfolio account by writing a check for at least $500. Dividends are earned until the check clears. If you mark the appropriate box on the New Account Application and sign the signature card, the Fund will send you redemption checks. There is no charge to you for this service.

   Your redemption may be reduced by any applicable contingent deferred sales charge as described below. If your account is not adequate to cover the amount of your check and any applicable contingent deferred sales charge, the check will be returned marked insufficient funds. As a result, checks should not be used to close an account.

SYSTEMATIC WITHDRAWAL PLAN

   If your account is $10,000 or more in any Portfolio, you can establish a Systematic Withdrawal Plan to receive payments of at least $50 on a monthly, quarterly or annual basis, without payment of the contingent deferred sales charge. The maximum monthly withdrawal is one percent of the current account value in the Portfolio at the time you begin participation in the Plan.

REDEMPTION IN KIND

   Under unusual circumstances, shares of a Portfolio may be redeemed "in kind", which means that the redemption proceeds will be paid with securities which are held by the Portfolio. Please refer to the Statement of Additional Information for more details.

                             HOW TO EXCHANGE SHARES

   If you want to authorize exchanges by telephone, you should mark the appropriate box on the New Account Application. Shares of one Portfolio may be exchanged for shares of another Portfolio at net asset value per share at the time of the exchange. No contingent deferred sales charge is assessed in connection with exchanges. For tax purposes, an exchange of shares is treated as a sale of the shares exchanged and, therefore, you may realize a taxable gain or loss when you exchange shares. Shares exchanged prior to the close of business of the New York Stock Exchange (normally 4:00 p.m. Eastern time) from the Alger Money Market Portfolio to any other Portfolio will receive dividends from the Alger Money Market Portfolio for the day of the exchange. Shares of the Alger Money Market Portfolio received in exchange for shares of any other Portfolio will earn dividends beginning on the next business day after the exchange.
   You may make up to six exchanges annually by telephone or in writing. The Fund may charge a $5.00 transaction fee for each exchange, although it does not intend to do so at present. You will be notified at least 60 days in advance if the Fund decides to impose this fee. The Fund reserves the right to terminate or modify the exchange privilege upon notice to shareholders.


                              INVESTMENT OBJECTIVES
                                  AND POLICIES

   The investment objectives and restrictions summarized below are fundamental which means that they may not be changed without shareholder approval. All investment policies and practices described elsewhere in this Prospectus are not fundamental, so the Fund's Board of Trustees may change them without shareholder approval. There is no guarantee that any Portfolio's objectives will be achieved.

   As a matter of fundamental policy, no Portfolio will: (1) with respect to 75% of its total assets, invest more than 5% of its total assets in any one issuer, except for obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities ("U.S. Government securities"); (2) own more than 10% of the outstanding voting securities of any company; (3) invest more than 10% (15% for the Alger Capital Appreciation Portfolio) of its net assets in securities that are not readily marketable and in repurchase agreements with maturities of more than seven days; (4) invest more than 25% of its total assets in any one industry, except for U.S. Government securities and, with respect to the Alger Money Market Portfolio, bank and thrift obligations; (5) borrow money or pledge its assets, except for temporary or emergency purposes, in an amount not exceeding 10% of its total assets; except that the Alger Capital Appreciation Portfolio may borrow for investment purposes. The Statement of Additional Information contains additional investment restrictions as well as additional information on the Portfolios' investment practices.

     In order to permit sales of shares in certain jurisdictions, the Fund may commit to policies more restrictive than those stated above, and the Fund may terminate any such commitment by discontinuing sales of shares in the applicable jurisdiction.

ALGER MONEY MARKET PORTFOLIO

   The investment objective of the Portfolio is to earn high current income consistent with preservation of principal and maintenance of liquidity. The Portfolio may invest in "money market" instruments including, certificates of deposit, time deposits and bankers' acceptances; U.S. Government securities; corporate bonds having less than 397 days remaining to maturity; and commercial paper, including variable rate master demand notes. The Portfolio may also enter into repurchase agreements, reverse repurchase agreements and firm commitment agreements. The Statement of Additional Information contains more information on these instruments.

   The Portfolio will invest at least 95% of its total assets in money market securities which are rated within the highest credit category assigned by at least two established rating agencies (or one rating agency if the security is rated by only one) and will only invest in money market securities rated at the time of purchase within the two highest credit categories or, if not rated of equivalent investment quality as determined by Fred Alger Management, Inc. ("Alger Management"), the Fund's investment manager. Alger Management subjects all securities eligible for investment to its own credit analysis and considers all securities purchased by the Portfolio to present minimal credit risks.

   The Portfolio has a policy of maintaining a stable net asset value of $1.00. This policy has been maintained since its inception; however, the $1.00 price is not guaranteed or insured, nor is its yield fixed. The Portfolio generally purchases securities which mature in 13 months or less. The average maturity of the Portfolio will not be greater than 90 days. A discussion of rating agencies is included in the Appendix to the Statement of Additional Information.

ALGER BALANCED PORTFOLIO

   The investment objective of the Portfolio is current income and long-term capital appreciation. The Portfolio intends to invest based on combined considerations of risk, income, capital appreciation and protection of capital value. Normally, it will invest in common stocks and investment grade fixed income securities (preferred stock and debt securities), as well as securities convertible into common stocks. Except during temporary defensive periods, the Portfolio will maintain at least 25% of its net assets in fixed income (senior) securities. With respect to debt securities, the Portfolio will invest only in instruments which are rated in one of the four highest rating categories by any established rating agency, or if not rated, which are determined by Alger Management to be of comparable quality to instruments so rated.

   The Portfolio may invest up to 35% of its total assets in money market instruments and repurchase agreements and in excess of that amount (up to 100% of its assets) during temporary defensive periods.

ALGER GROWTH PORTFOLIO

   The investment objective of the Portfolio is long-term capital appreciation. Except during temporary defensive periods, the Portfolio invests at least 65% of its total assets in equity securities of companies that, at the time of purchase of the securities, have total market capitalization--present market value per share multiplied by the total number of shares outstanding--of $1 billion or greater. The Portfolio may invest up to 35% of its total assets in equity securities of companies that, at the time of purchase, have total market capitalization of less than $1 billion.

ALGER MIDCAP GROWTH PORTFOLIO

   The investment objective of the Portfolio is long-term capital appreciation. Except during temporary defensive periods, the Portfolio invests at least 65% of its total assets in equity securities of companies that, at the time of purchase of the securities, have total market capitalization between $750 million and $3.5 billion. The Portfolio may invest up to 35% of its total assets in equity securities of companies that, at the time of purchase, have total market capitalization of less than $750 million or more than $3.5 billion.

ALGER SMALL CAPITALIZATION PORTFOLIO

   The investment objective of the Portfolio is long-term capital appreciation. Except during temporary defensive periods, the Portfolio invests at least 65% of its total assets in equity securities of companies that, at the time of purchase, have total market capitalization of less than $1 billion. The Portfolio may invest up to 35% of its total assets in equity securities of companies that, at the time of purchase, have total market capitalization of $1 billion or greater and in excess of that amount (up to 100% of its assets) during temporary defensive periods.

ALGER CAPITAL APPRECIATION PORTFOLIO

   The investment objective of the Portfolio is long-term capital appreciation. Except during temporary defensive periods, the Portfolio invests at least 85% of its net assets in equity securities of companies of any size.
   The Portfolio may purchase put and call options and sell (write) covered call and put options on securities and securities indexes to increase gain and to hedge against the risk of unfavorable price movements, and may enter into futures contracts on securities indexes and purchase and sell call and put options on these futures contracts. The Portfolio may also borrow money (leverage) for the purchase of additional securities. The Portfolio may borrow only from banks and may not borrow in excess of one-third of the market value of its total assets, less liabilities other than such borrowing. These practices are deemed to be speculative and may cause the Portfolio's net asset value to be more volatile than the net asset value of a fund that does not engage in these activities. See "Investment Practices."

IN GENERAL

   The Alger Small Capitalization Portfolio, Alger MidCap Growth Portfolio, Alger Growth Portfolio, Alger Capital Appreciation Portfolio, and the equity portion of Alger Balanced Portfolio seek to achieve their objectives by investing in equity securities, such as common or preferred stocks, or securities convertible into or exchangeable for equity securities, including warrants and rights. The Portfolios will invest primarily in companies whose securities are traded on domestic stock exchanges or in the over-the-counter market. These companies may still be in the developmental stage, may be older companies that appear to be entering a new stage of growth progress owing to factors such as management changes or development of new technology, products or markets or may be companies providing products or services with a high unit volume growth rate. In order to afford the Portfolios the flexibility to take advantage of new opportunities for investments in accordance with their investment objectives, they may hold up to 15 percent of their net assets in money market instruments and repurchase agreements and in excess of that amount (up to 100% of their assets) during temporary defensive periods. This amount may be higher than that maintained by other funds with similar investment objectives.

   Investing in smaller, newer issuers generally involves greater risk than investing in larger, more established issuers. Companies in which the Alger Small Capitalization Portfolio is likely to invest may have limited product lines, markets or financial resources and may lack management depth. The securities in such companies may have limited marketability and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general. Accordingly, an investment in the Portfolio may not be appropriate for all investors. These risks may also apply to investments in developmental stage companies by the Alger MidCap Growth Portfolio, the Alger Growth Portfolio and the Alger Capital Appreciation Portfolio.
                              INVESTMENT PRACTICES

   The Portfolios may use the investment strategies and invest in the types of securities described below, which may involve certain risks. The Statement of Additional Information contains more detailed information about these practices and information about other investment practices of the Portfolios.

REPURCHASE AGREEMENTS

   In a repurchase agreement, a Portfolio buys a security at one price and simultaneously agrees to sell it back at a higher price. In the event of a bankruptcy or default of the other party to the repurchase agreement, the Portfolio could experience costs and delays in liquidating the underlying security, which is held as collateral, and the Portfolio might incur a loss if the value of the collateral held declines during this period.

ILLIQUID AND RESTRICTED SECURITIES

   Under the policies and procedures established by the Fund's Board of Trustees, Alger Management determines the liquidity of the Portfolios' investments. Investments may be illiquid because of the absence of an active trading market, making it difficult to sell promptly at an acceptable price. Each Portfolio may purchase securities eligible for resale under Rule 144A of the Securities Act of 1933. This rule permits otherwise restricted securities to be sold to certain institutional buyers. The Fund will limit its purchases of these securities to those which Alger Management, under the supervision of the Fund's Board of Trustees, determines to be liquid. A restricted security is one that has a contractual restriction on its resale or which cannot be sold publicly until it is registered under the Securities Act of 1933.

LENDING OF PORTFOLIO SECURITIES

   In order to generate income and to offset expenses, each Portfolio may lend portfolio securities with a value up to 331/3% of the Portfolio's total assets to brokers, dealers and other financial organizations. Any such loan will be continuously secured by collateral at least equal to the value of the securities loaned. Such lending could result in delays in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially.

FOREIGN SECURITIES

   Each Portfolio other than the Alger Money Market Portfolio may invest up to 20% of its total assets in foreign securities. Investing in securities of foreign companies and foreign governments, which generally are denominated in foreign currencies, may involve certain risk and opportunity considerations not typically associated with investing in domestic companies and could cause the Portfolio to be affected favorably or unfavorably by changes in currency exchange rates and revaluations of currencies.

     Each Portfolio may purchase American Depositary Receipts ("ADRs") or U.S. dollar-denominated securities of foreign issuers that are not included in the 20% foreign securities limitation. ADRs are receipts issued by U.S. banks or trust companies in respect of securities of foreign issuers held on deposit for use in the U.S. securities markets. While ADRs may not necessarily be denominated in the same currency as the securities into which they may be converted, many of the risks associated with foreign securities may also apply to ADRs.

LEVERAGE THROUGH BORROWING

   The Alger Capital Appreciation Portfolio may borrow money from banks and use it to purchase additional securities. This borrowing is known as leveraging. Leverage increases both investment opportunity and investment risk. If the investment gains on securities purchased with borrowed money exceed the interest paid on the borrowing, the net asset value of the Portfolio's shares will rise faster than would otherwise be the case. On the other hand, if the investment gains fail to cover the cost (including interest) of borrowings, or if there are losses, the net asset value of the Portfolio's shares will decrease faster than would otherwise be the case. The Portfolio is required to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed. If such asset coverage should decline below 300% as a result of market fluctuations or other reasons, the Portfolio may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time.

OPTIONS

   The Alger Capital Appreciation Portfolio may buy and sell (write) exchange listed options in order to obtain additional return or to hedge the value of its portfolio. The Portfolio may write covered call options only if the Portfolio owns the securities on which the call is written or owns securities which are exchangeable or convertible into such securities. Although the Portfolio will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option. The Portfolio will not purchase options if, as a result, the aggregate cost of all outstanding options exceeds 10% of the Portfolio's total assets, although no more than 5% will be committed to transactions entered into for non-hedging purposes. The Portfolio may purchase and sell put and call options on stock indexes in order to increase its gross income or to hedge its portfolio against price fluctuations.

   The writing and purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Additional discussion of these risks and techniques is included in the Statement of Additional Information.


STOCK INDEX FUTURES AND OPTIONS ON
STOCK INDEX FUTURES

   The Alger Capital Appreciation Portfolio may purchase and sell stock index futures contracts and options on stock index futures contracts. These investments may be made only for hedging, not speculative, purposes. Hedging transactions are made to reduce the risk of price fluctuations.

   There can be no assurance of the Portfolio's successful use of stock index futures as a hedging device. If Alger Management uses a hedging instrument at the wrong time or judges market conditions incorrectly, hedging strategies may reduce the Portfolio's return. The Portfolio could also experience losses if the prices of its futures and options positions were not correlated with its other investments or if it could not close out a position because of an illiquid market for the future or option.

PORTFOLIO TURNOVER

   Portfolio changes will generally be made without regard to the length of time a security has been held or whether a sale would result in a profit or loss. Higher levels of portfolio activity generally result in higher transaction costs and may also result in taxes on realized capital gains to be borne by the Portfolio's shareholders.

                             MANAGEMENT OF THE FUND
ORGANIZATION

   The Fund was organized on March 20, 1986 as a multi-series Massachusetts business trust. The Fund offers an unlimited number of shares of six series, representing the shares of the Portfolios.

   Although the Fund is not required by law to hold annual shareholder meetings, it may hold meetings from time to time on important matters, and shareholders have the right to call a meeting to remove a Trustee or to take other action described in the Trust's Declaration of Trust. Shareholders of one Portfolio may vote only on matters that affect that Portfolio.

BOARD OF TRUSTEES

   The Fund is governed by a Board of Trustees which is responsible for protecting the interests of shareholders under Massachusetts law. The Statement of Additional Information contains general background information about each Trustee and officer of the Fund.

INVESTMENT MANAGER

   Alger Management is the Fund's investment manager and is responsible for the overall administration of the Fund, subject to the supervision of the Board of Trustees. Alger Management makes investment decisions for the Portfolios, places orders to purchase and sell securities on behalf of the Portfolios and selects broker-dealers that, in its judgment, provide prompt and reliable execution at favorable prices and reasonable commission rates. It is anticipated that Alger Inc. will serve as the Fund's broker in effecting substantially all of the Portfolios' transactions on securities exchanges and will retain commissions in accordance with certain regulations of the Securities and Exchange Commission. The Fund will consider sales of its shares as a factor in the selection of broker-dealers to execute over-the-counter portfolio transactions, subject to the requirements of best price and execution. In addition, Alger Management employs professional securities analysts who provide research services exclusively to the Portfolios and other accounts for which Alger Management or its affiliates serve as investment adviser or subadviser.


   Alger Management has been in the business of providing investment advisory services since 1964 and, as of December 31, 1994, had approximately $2.9 billion under management, $1.4 billion in mutual fund accounts and $1.5 billion in other advisory accounts. Alger Management is owned by Alger Inc. which in turn is owned by Alger Associates, Inc., a financial services holding company. Fred M. Alger, III and his brother, David D. Alger, are the majority shareholders of Alger Associates, Inc. and may be deemed to control that company and its subsidiaries. As of April 3, 1995, those persons and companies may also be deemed to control the Alger Capital Appreciation Portfolio and the Alger Balanced Portfolio.


Portfolio Managers

   David D. Alger, President of Alger Management, is primarily responsible for the day-to-day management of the Portfolios of the Fund. He has been employed by Alger Management as Executive Vice President and Director of Research since 1971 and as President since 1995 and he serves as portfolio manager for other mutual funds and investment accounts managed by Alger Management. Steven R. Thumm serves as co-manager of the Alger Balanced Portfolio. He has been employed by Alger Management as a fixed income analyst since 1991 and prior to that he was employed by Marine Midland Bank as Assistant Vice President. Also participating in the management of the Fund's Portfolios are Ronald Tartaro and Seilai Khoo. Mr. Tartaro has been employed by Alger Management since 1990 and he serves as a senior research analyst. Prior to 1990, he was a member of the technical staff at AT&T Bell Laboratories. Ms. Khoo has been employed by Alger Management since 1989 and she serves as a senior research analyst.

   Fund personnel ("Access Persons") are permitted to engage in personal securities transactions subject to the restrictions and procedures of the Fund's Code of Ethics. Pursuant to the Code of Ethics, Access Persons generally must preclear all personal securities transactions prior to trading and are subject to certain prohibitions on personal trading. You can get a copy of the Fund's Code of Ethics by calling the Fund toll-free at (800) 992-3863.

FEES AND EXPENSES

   Each Portfolio pays Alger Management a management fee computed daily and paid monthly at annual rates based on a percentage of the value of the relevant Portfolio's average daily net assets, as follows: Alger Money Market Portfolio-.50%; Alger Small Capitalization Portfolio and Alger Capital Appreciation Portfolio-.85%; Alger MidCap Growth Portfolio-.80%; Alger Growth Portfolio and Alger Balanced Portfolio-.75%. The management fees paid by the Alger Small Capitalization Portfolio, the Alger MidCap Growth Portfolio, the Alger Growth Portfolio, the Alger Balanced Portfolio and the Alger Capital
Appreciation Portfolio are higher than those paid by most other investment companies.

   Each Portfolio pays other expenses related to its daily operations, such as custodian fees, Trustees' fees, transfer agency fees, legal and auditing costs. More information about each Portfolio's investment management agreement and other expenses paid by the Portfolios is included in the Statement of Additional Information.

   The Statement of Additional Information contains information about the Fund's brokerage policies and practices.

DISTRIBUTOR

     Alger Inc. serves as the Fund's distributor and also distributes the shares of other mutual funds managed by Alger Management.

TRANSFER AGENT

   Alger Shareholder Services, Inc., an affiliate of Alger Management, serves as transfer agent for the Fund. Certain record-keeping services that would otherwise be performed by Alger Shareholder Services, Inc. may be performed by other entities providing similar services to their customers who invest in the Portfolios. The Fund, Alger Shareholder Services, Inc., Alger Inc. or any of its affiliates may elect to enter into a contract to pay them for such services.

DISTRIBUTION PLAN

   The Fund has adopted an Amended and Restated Distribution Plan (the "Plan") under which each Portfolio other than the Alger Money Market Portfolio may reimburse Alger Inc. for the expenses it incurs in promoting sales of that Portfolio's shares--at a maximum annual rate of .75% of its average daily net assets. This fee is known as an "asset-based sales charge" and allows investors to buy shares without a front end sales charge while allowing Alger Inc. to compensate dealers that sell shares of the Portfolios. Alger Inc. pays sales commissions of 4.00% of the amount invested to dealers from its own resources at the time of sale. Alger Inc. retains the asset-based sales charge to recoup the sales commissions and other sales related expenses its pays. Any contingent deferred sales charges received by Alger Inc. will reduce the amount to be reimbursed under the Plan. Any excess distribution expenses may be carried forward, with interest, and reimbursed in future years.

SHAREHOLDER SERVICING AGREEMENT

     The Fund pays Alger Inc. a shareholder servicing fee of .25% of the average daily net assets of each Portfolio other than the Alger Money Market Portfolio for ongoing service and maintenance of shareholder accounts. Alger Inc. will compensate dealers from this fee who provide personal service and maintenance of customer accounts.

                                 NET ASSET VALUE

   The price of one share of a Portfolio is its "net asset value." The net asset value is computed by adding the value of the Portfolio's investments plus cash and other assets, deducting liabilities and then dividing the result by the number of its shares outstanding. The net asset value of each Portfolio is calculated on each day the New York Stock Exchange is open as of the close of business (normally 4:00 p.m. Eastern time) or, for the Alger Money Market Portfolio, as of 12:00 noon Eastern time.

                               CONTINGENT DEFERRED
                                  SALES CHARGE

   There is no initial sales charge on purchases of shares of any Portfolio, but a contingent deferred sales charge may be charged on certain redemptions. The charge is imposed on any redemption that causes the current value of your account in any Portfolio other than the Alger Money Market Portfolio to fall below the amount of purchase payments made during a six-year holding period. There is no charge on redemptions of (i) shares that represent appreciation on your original investment, or (ii) shares purchased through reinvestment of dividends and capital gains. No charge is imposed on the redemption of shares of the Alger Money Market Portfolio, except for redemption of shares acquired in exchange for shares of the other Portfolios. The amount of the charge is based on the length of time shares are held, according to the following table:

                                       CONTINGENT
                                        DEFERRED
       YEARS SHARES WERE HELD            CHARGE
-------------------------------------  ----------
Less than one........................      5%
One but less than two................      4%
Two but less than three..............      3%
Three but less than four.............      2%
Four but less than five..............      2%
Five but less than six...............      1%
Six and greater......................      0%

   For purposes of the charge, it is assumed that the shares of the Portfolio from which the redemption is made are the shares of that Portfolio held the longest and which result in the lowest charge.

Exchanges

   No contingent deferred sales charge is assessed in connection with exchanges. Because the charge is applied on the basis of the net asset value of your account on a Portfolio by Portfolio rather than a Fund-wide basis, the amount of the charge in a particular instance may be affected by the choice of Portfolio(s) for the redemption and whether there have been any exchanges among those Portfolios. Consequently, you should consider the advisability of exchanging shares of one Portfolio for shares of another Portfolio prior to redeeming shares if the exchange would reduce the charge applicable to the redemption.

   Redemptions of shares of each of the Portfolios are deemed to be made first from amounts, if any, to which the charge does not apply. Since no charge is imposed on shares purchased and retained in the Alger Money Market Portfolio, you may wish to consider redeeming those shares, if any, before redeeming shares of the other Portfolios. The exchange privilege may be modified or terminated at any time upon notice to shareholders. Please see the Statement of Additional Information for examples of how the contingent deferred sales charge is calculated when shares are exchanged.

WAIVERS OF THE CHARGE

   The contingent deferred sales charge is waived on Systematic Withdrawal Plan payments and on redemptions of shares in connection with certain post-retirement withdrawals from an IRA or other retirement plan or following the death or disability of a shareholder. A shareholder who has redeemed may reinvest all or part of the redemption proceeds within 30 days and receive a pro rata credit for any charge imposed. This privilege may be exercised only once by a shareholder. Reinvestment will not alter any tax payable on the redemption and a loss may not be allowed for tax purposes.

   In addition, no contingent deferred sales charge is imposed on (1) redemptions by (i) employees of Alger Inc. and its affiliates, (ii) IRAs, Keogh Plans and employee benefit plans for those employees and (iii) spouses, children, siblings and parents of those employees and trusts of which those individuals are beneficiaries, as long as orders for the shares on behalf of those individuals and trusts were placed by the employees; (2) redemptions by
(i) accounts managed by investment advisory affiliates of Alger Inc. that are registered under the Investment Advisers Act of 1940, as amended, (ii) employees, participants and beneficiaries of those accounts, (iii) IRAs, Keogh
Plans and employee benefit plans for those employees, participants and beneficiaries and (iv) spouses and minor children of those employees, participants and beneficiaries as long as orders for the shares were placed by the employees, participants and beneficiaries; (3) redemptions by directors or trustees of any investment company for which Alger Inc. or any of its affiliates serves as investment adviser or distributor; (4) redemptions of shares held through defined contribution plans; (5) redemptions by an investment company registered under the Act in connection with the combination of the investment company with the Fund by merger, acquisition of assets or by any other transaction; (6) redemptions by registered investment advisers, banks, trust companies and other financial institutions exercising discretionary authority with respect to the money invested in Fund shares; (7) redemptions by registered investment advisers for their own accounts; (8) redemptions of shares purchased by a Processing Organization, as shareholder of record, on behalf of (i) investment advisers or financial planners trading for their own accounts or the accounts of their clients and who charge a management, consulting or other fee for their services; and clients of such investment advisers or financial planners trading for their own accounts if the accounts are linked to the master account of such investment adviser or financial planner on the books and records of the Processing Organization, and (ii) retirement and deferred compensation plans and trusts used to fund those plans; and (9) redemptions of shares purchased by registered representatives of broker-dealers which have entered into Selected Dealer Agreements with Alger Inc., and their spouses, children, siblings and parents. Investors purchasing shares subject to one of the foregoing waivers are required to claim and substantiate their eligibility for the waiver at the time of purchase. It is also the responsibility of shareholders redeeming shares subject to a waiver of the charge to assert this status at the time of redemption. Information regarding these procedures is available by contacting the Fund at (800) 992-3863.


                               DIVIDENDS AND TAXES
DIVIDENDS

   Each Portfolio will be treated separately in determining the amounts of dividends of investment income and distributions of capital gains payable to holders of its shares. Dividends and distributions will be automatically reinvested on the payment date in additional shares of the Portfolio that paid the dividend or distribution at net asset value, unless you elected on the New Account Application to have all dividends and distributions paid in cash. Shares of the Portfolios purchased through reinvestment of dividends and distributions are not subject to the contingent deferred sales charge. Dividends of the Alger Money Market Portfolio are declared daily and paid monthly and those of the other Portfolios are declared and paid annually. Distributions of any net realized short-term and long-term capital gains earned by a Portfolio usually will be made annually after the close of the fiscal year in which the gains are earned.

TAXES
   Each Portfolio intends to qualify and elect to be treated each year as a "regulated investment company" for federal income tax purposes. A regulated investment company is not subject to regular income tax on any income or capital gains distributed to its shareholders if it, among other things, distributes at least 90 percent of its investment company taxable income to them within applicable time periods. Each Portfolio is treated as a separate taxable entity, with the result that taxable dividends and distributions from a Portfolio reflect only the income and gains, net of losses, of that Portfolio.

   For federal income tax purposes dividends and distributions from a Portfolio are taxable to you whether paid in cash or reinvested in additional shares. You may also be liable for tax on any gain realized upon the redemption or exchange of shares in the Portfolios.

   Shortly after the close of each calendar year, you will receive a statement setting forth the dollar amounts of dividends and any distributions for the prior calendar year and the tax status of the dividends and distributions for federal income tax purposes. You should consult your tax adviser to assess the federal, state and local tax consequences of investing in each Portfolio. This discussion is not intended to address the tax consequences of an investment by a nonresident alien.

                                   PERFORMANCE

   The Portfolios advertise different types of yield and total return performance. All performance figures are based on historical earnings and are not intended to indicate future performance. Further information about the Fund's performance is contained in its Annual Report to Shareholders, which may be obtained without charge by contacting the Fund.

   The Alger Money Market Portfolio may advertise its "yield" and "effective yield." The "yield" of the Portfolio refers to the income generated by an investment in the Portfolio over a particular base period. This income is then "annualized." That is, the amount of income generated by the investment during the period is assumed to be generated over a 52 week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly but, when annualized, the income earned by an investment in the Portfolio is assumed to be reinvested. The "effective yield" will be slightly higher than the "yield" because of the compounding effect on this assumed reinvestment.

   Each of the Portfolios other than the Alger Money Market Portfolio may also include quotations of their "total return" in advertisements or reports to shareholders or prospective investors. Total return figures show the aggregate or average percentage change in value of an investment in a Portfolio from the beginning date of the measuring period to the end of the measuring period. These figures reflect changes in the price of the Portfolio's shares and assume that any income dividends and/or capital gains distributions made by the Portfolio during the period were reinvested in shares of the Portfolio. Figures will be given for recent 1, 5, and 10 year periods, and may be given for other periods as well (such as from commencement of the Portfolio's operations, or on a year-by-year basis) and may utilize dollar cost averaging. The Portfolio may also use "aggregate" total return figures for various periods, representing the cumulative change in value of an investment in the Portfolio for the specific period (again reflecting changes in Portfolio share price and assuming reinvestment of dividends and distributions) as well as "actual annual" and "annualized" total return figures. Total returns may be calculated either with or without the effect of the contingent deferred sales charge to which the Portfolio's shares are subject and may be shown by means of schedules, charts or graphs, and may indicate subtotals of the various components of total return (i.e., change in value of initial investment, income dividends and capital gains distributions). "Total return" and "yield" for a Portfolio will vary based on changes in market conditions. In addition, since the deduction of a Portfolio's expenses is reflected in the total return and yield figures, "total return" and "yield" will also vary based on the level of the Portfolio's expenses.
   The Statement of Additional Information further describes the method used to determine the yields and total return figures. Current yield and/or total return quotations may be obtained by contacting the Fund.

   No person has been authorized to give any information or to make any representations other than those contained in this Prospectus, the Statement of Additional Information or the Fund's official sales literature in connection with the offering of the Fund's shares, and if given or made, such other information or representations must not be relied on as having been authorized by the Fund. This Prospectus does not constitute an offer in any state in which, or to any person to whom, such offer may not be lawfully made.

--------------------------------------------------------------------------------

INVESTMENT MANAGER:
Fred Alger Management, Inc.
75 Maiden Lane
New York, New York 10038

DISTRIBUTOR:
Fred Alger & Company, Incorporated
30 Montgomery Street
Jersey City, New Jersey 07302

TRANSFER AGENT:
Alger Shareholder Services, Inc.
30 Montgomery Street
Box 2001
Jersey City, New Jersey 07302

AUDITORS:
Arthur Andersen LLP
1345 Avenue of the Americas
New York, New York 10105

THE
ALGER
FUND

MEETING THE CHALLENGE OF INVESTING

                          ALGER MONEY MARKET PORTFOLIO
                            ALGER BALANCED PORTFOLIO
                             ALGER GROWTH PORTFOLIO
                          ALGER MIDCAP GROWTH PORTFOLIO
                      ALGER SMALL CAPITALIZATION PORTFOLIO
                      ALGER CAPITAL APPRECIATION PORTFOLIO

                           PROSPECTUS
PROSPECTUS
APRIL 18, 1995
AS SUPPLEMENTED
SEPTEMBER 18, 1995



AS195